UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

__________________

Date of Report (Date of earliest event reported): May 31, 2016 (May 26, 2016)

___________________

MOCON, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-09273	41-0903312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7500 Mendelssohn Avenue North Minneapolis, MN	55428
(Address of Principal Executive Offices)	(Zip Code)

(763) 493-6370

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.05	Amendments to the Registrant’s Code of Ethics.

On May 26, 2016, our Board of Directors adopted some amendments to our Code of Ethics for Employees, Officers and Directors of MOCON.  These amendments clarified that any employee, officer or director of MOCON who makes a good faith report regarding a concern will be protected from retaliation, and that any reports can be made anonymously.   The amendments also added to the list of specific conduct we expect from our employees, officers and directors.  Our updated Code of Ethics can be found on our website.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 26, 2016, MOCON, Inc. (the “Company” or “MOCON”) held its annual meeting of shareholders. At the annual meeting, the shareholders of the Company (i) elected the nine persons named below to serve as directors of the Company, (ii) approved a non-binding advisory proposal on the Company’s executive compensation, and (v) ratified the selection of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The final results of the shareholder vote on each matter brought before the meeting were as follows:

	For	Against/Withhold	Abstain	Broker Non-Vote
1. Election of Directors
Robert L. Demorest	3,496,812	79,956	—	1,610,861
Donald N. DeMorett	3,518,084	58,684	—	1,610,861
Robert F. Gallagher	3,515,776	60,992	—	1,610,861
Bradley D. Goskowicz	3,483,786	92,982	—	1,610,861
Kathleen P. Iverson	3,521,242	55,526	—	1,610,861
Tom C. Thomas	3,494,409	82,359	—	1,610,861
David J. Ward	3,518,164	58,604	—	1,610,861
Paul Zeller	3,515,360	61,408	—	1,610,861

2.     Advisory proposal on the Company’s executive compensation.

For:	3,317,407
Against:	209,751
Abstain:	49,609
Broker Non-Vote:	1,610,861

3.     Ratification of Independent Registered Public Accounting Firm

For:	5,074,635
Against:	72,826
Abstain:	40,168
Broker Non-Vote:	0

Item 7.01	Regulation FD Dislosure

On May 26, 2016, the representatives of MOCON made an informational presentation at the 2016 annual shareholder meeting. A copy of the presentation is attached to this report as Exhibit 99.1 and the information set forth therein is incorporated by reference and constitutes a part of this report. MOCON is furnishing the information contained in Exhibit 99.1 pursuant to Regulation FD and Item 7.01 of Form 8-K. The information in Exhibit 99.1 shall not be deemed to be “filed” for the purpose of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

The information contained in Exhibit 99.1 is summary information that is intended to be considered in the context of MOCON’s Securities and Exchange Commission (“SEC”) filings and other public announcements that MOCON may make, by press release or otherwise, from time to time. MOCON undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. By filing this report and furnishing this information, MOCON makes no admission as to the materiality of any information in this report that is disclosed solely by reason of Regulation FD.

Item 9.01     Financial Statements and Exhibits

(c)     Exhibits.

Exhibit No.	Description
99.1	May 26, 2016 MOCON, Inc. Investor Presentation (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOCON, INC.

Dated: May 31, 2016	By: /s/ Elissa Lindsoe
Elissa Lindsoe Chief Financial Officer, Treasurer and Secretary

MOCON, INC.

CURRENT REPORT ON FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing

99.1	May 26, 2016 MOCON, Inc. Investor Presentation	Furnished herewith

5